PHAZAR CORP
                               101 SE 25th Avenue
                           Mineral Wells, Texas 76067

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


Date:         Tuesday, October 12, 2010

Time:         10:00 a.m. CDT

Place:        National Depository Office
              405 W. Loop 820 South
              Suite 100
              Fort Worth, Texas

Purpose: To elect four directors to serve for the ensuing year and until their respective successors are elected

              To ratify the appointment of Weaver and Tidwell, L.L.P. as the independent public auditors for FY 2011

              To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

Record Date: You may vote if you were a stockholder of record of our common stock on September 7, 2010.

Proxy         Your vote is important.  You may vote in one of two ways:   (1) in
Voting:       person at the meeting,  or  (2) by signing,  dating  and returning your proxy card to the Company.

                                           On behalf of the Board of Directors


                                           /s/GARLAND P. ASHER
                                           ------------------------
                                           Garland P. Asher
                                           Chairman

Mineral Wells, Texas
September 10, 2010

                                 PROXY STATEMENT

         Your proxy is being solicited by the Board of Directors of PHAZAR CORP, a Delaware corporation, for use at the 2010 Annual Meeting of the Stockholders. The Annual Meeting will be held on Tuesday, October 12, 2010 at 10:00 a.m. CDT, at the National Depository Office, 405 W. Loop 820 South, Suite 100, Fort Worth, Texas. This proxy statement and the accompanying proxy card contain information about the items you will vote on at the annual meeting. We will begin mailing these documents to stockholders on or about September 16, 2010.

                     FREQUENTLY ASKED QUESTIONS AND ANSWERS

What is the purpose of the annual meeting?

         At the annual meeting, stockholders will vote upon the matters described in the accompanying notice of meeting. Although the Board of Directors knows of no other business to come before the annual meeting, the person named in the proxy card intends to vote on any such new matters in accordance with their best judgment. Adjournments and postponements of the annual meeting may be made for the purpose of, among other things, soliciting additional proxies. Any adjournment may be made from time to time by approval of the holders of common stock representing a majority of the vote present in person or by proxy at the annual meeting, whether or not a quorum exists, without further notice other than by an announcement made at the annual meeting.

Why am I receiving this Proxy Statement?

         You are receiving this proxy statement and the enclosed proxy card because you owned shares of common stock of PHAZAR CORP on September 7, 2010, the record date. This Proxy Statement describes the proposals on which you, as a stockholder, may vote. It also gives you information on this proposal and certain other information in order that you may make an informed decision.

What does it mean if I receive more than one proxy card?

         If your shares are registered differently and are in more than one account, you will receive more than one proxy card. Please sign and return all proxy cards to be certain that all your shares are voted. You may wish to consider consolidating as many accounts as possible under the same name and address. We recommend that you contact PHAZAR CORP's transfer agent, Computershare Investor Services, L.L.C., 250 Royall Street, Canton, MA. 02021, to assist you in combining multiple accounts that you may have.

Who may vote and how many votes do I have?

         You may vote in person at the Annual Meeting, or vote by proxy, if you owned shares of PHAZAR CORP's common stock at the close of business on the record date, September 7, 2010. Each share of common stock that you owned on the record date entitles you to one vote on each proposal that is voted on by the stockholders. On the record date, there were 2,379,528 shares of common stock outstanding.

How do I vote before the meeting?

         You may vote before the meeting, as explained in the detailed instructions on your proxy card by completing, signing and returning the enclosed proxy card provided with this proxy statement.

How does the Board of Directors recommend that I vote?

         The Board of Directors recommends that you vote your shares "FOR" each of the items on the accompanying Notice of Annual Meeting of Stockholders.

Can I vote at the Annual Meeting?

         Shares registered directly in your name as the stockholder of record may be voted in person at the Annual Meeting. Even if you plan to attend the meeting, we encourage you to vote your shares by proxy. You may still vote your shares in person at the meeting, even if you have previously voted by proxy, by revoking your proxy.

Will my shares be voted if I do not sign and return my proxy card?

         If your shares are registered in your name and you do not sign and return your proxy card nor attend the meeting in person, your shares will not be voted.

Can I change my mind after I have voted?

         You may revoke your proxy (that is, cancel it) and change your vote at any time prior to the Annual Meeting by:

     o Completing, signing and returning another proxy card that is dated after the date of your earlier proxy card. Only the latest proxy card will be counted.

     o Sending a written notice to our Corporate Secretary that you are revoking your proxy. Such notice must be received prior to the Annual Meeting.

     o       Attending the Annual Meeting and voting in person.

If you do not properly revoke your proxy, the previously submitted properly executed proxy will be voted as you specified in your earlier proxy.

What is the effect of signing and returning my proxy card?

         When you sign and return the proxy card, you appoint Garland P. Asher as your representative at the Annual Meeting. Mr. Asher will vote your shares at the Annual Meeting as you have instructed them on your proxy card. In this way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, we encourage you to vote in advance of the Annual Meeting just in case your plans change. You may vote in person at the Annual Meeting, even if you have already sent in your proxy card.

         If you sign and return your proxy card, but do not indicate on the proxy card how you want your votes cast, Mr. Asher will vote your shares FOR all of the nominees for director and FOR each of the items on the accompanying notice of meeting.

How will votes be counted?

         The Corporate Secretary will tabulate the votes.

How many votes are needed to hold the Annual Meeting and properly conduct business?

         In order to hold the Annual Meeting and properly conduct business, a quorum, or a majority of the shares entitled to vote as of September 7, 2010, must be present at the meeting. Shares will be counted as present at the meeting if the stockholder is either present in person at the meeting or has properly submitted a proxy card.

How many votes are needed to elect directors?

         All nominees receiving a plurality of affirmative votes of the shares of PHAZAR CORP's common stock will be elected as directors. Cumulative voting is not permitted. You may vote "FOR" all of the nominees or you may "WITHHOLD AUTHORITY" to vote for a particular nominee or nominees. Unless you mark "WITHHOLD AUTHORITY" to vote for a particular nominee or nominees, your proxy will be voted "FOR" each of the director nominees named in this proxy statement. Abstentions will not be counted for this purpose.

Do the Directors attend the Annual Meeting?

         It is our policy that all directors attend our Annual Meetings, and all directors, subject to illness or an unavoidable schedule conflict, are expected to attend the 2010 Annual Meeting. If necessary, we will allow directors to attend our Annual Meeting via telephone.

How many votes are required to approve other matters that may come before the stockholders at the meeting?

         An affirmative vote of a majority of the votes cast at the Annual Meeting is required for all items presented. Abstentions are counted as votes cast, and therefore have the same effect as votes cast against the approval of any of these items.

How many shares can be voted at the Annual Meeting?

         As of the record date, there were 2,379,528 shares of common stock outstanding.

Who pays for the solicitation of proxies?

         PHAZAR CORP will pay the cost of soliciting proxies.

What should I do if I have questions about the Annual Meeting or the proxy?

         If you have questions about the Annual Meeting or your proxy, please contact Deborah Inzer, Secretary, 101 SE 25th Avenue, Mineral Wells, Texas 76067, phone number (940) 325-3301.

                             BUSINESS OF THE MEETING

         There are two matters being presented for consideration by the stockholders at the Annual meeting.

                        PROPOSAL 1: ELECTION OF DIRECTORS

General

         PHAZAR CORP's Bylaws provide that at each annual meeting of stockholders, the directors be elected by a plurality vote (cumulative voting is not permitted) for a term ending with the next annual meeting and such directors shall hold office until their successors are elected and qualified.

         All of the proposed directors are incumbents. The Board of Directors recommends their election.

         Each nominee has consented to being named as a nominee and to serve, if elected. While it is not expected that any of the nominees will be unable to qualify or accept office, if for any reason one or more are unable to do so, the proxies will be voted for substitute nominees selected by our Board of Directors.

                      INFORMATION WITH RESPECT TO NOMINEES

         The following sets forth certain information with respect to director nominees, all of whom are current board members.

                              Nominees for Director

Garland P. Asher      Chairman. Mr. Asher was appointed Chairman,  President and
(Age 66)              Chief  Executive  Officer of PHAZAR CORP on  September  9,
                      2008.  Mr. Asher has served from  October,  2007 and still serves as a director of PHAZAR CORP. Mr. Asher served from
                      December,  2006  through  August,  2008 as a Director  and
                      Chairman of the Audit  Committee of Universal Power Group,
                      Inc., a power equipment and battery distributor. Mr. Asher served  as a  member  of the  City  of  Fort  Worth  Audit
                      Committee  from 2006  through  2008.  Mr.  Asher served as
                      President  and  COO  of  Integration  Concepts,   Inc.,  a
                      healthcare  software company,  from September 1999 through
                      June 2004. Mr. Asher also serves as President and Director
                      of   the   Company's   subsidiaries,    Antenna   Products
                      Corporation,   Phazar  Antenna  Corp.,  Thirco,  Inc.  and
                      Tumche, Inc.

Gary W. Havener       Director.  Mr.  Havener  served as the President of PHAZAR
(Age 70)              CORP from January 1992 until  October  1999.  Mr.  Havener served as the  President of Antenna  Products  Corporation from January 1996 until April 1999.  Mr. Havener served as
                      President  and CEO of PHAZAR CORP and  President of Tumche
                      Corp. and Thirco,  Inc. from June 2000 until October 2006.
                      Mr.  Havener  also  served  as sole  director  of  Antenna
                      Products  Corporation,  Phazar Antenna Corp., Tumche Corp.
                      and Thirco,  Inc. until October 2006. Since December 1984,
                      Mr. Havener has served as the President of Sinan Corp., an
                      investment   company.   Sinan  Corp.   is  not  a  parent,
                      subsidiary or affiliate of the Company.

R. Allen Wahl         Director.  Mr.  Wahl  was  President  and  COO of  Valmont
(Age 82)              Industries  until 1985. The principal  business of Valmont
                      Industries is manufacturing steel tubular poles and towers
                      for   the   lighting,    electrical    transmission    and
                      communication industries. Mr. Wahl has been an independent business consultant since 1985.

James Kenney          Director. Mr. Kenney has served as an account executive at
(Age 69)              Baldwin Anthony Securities, Inc. since February, 2009. Mr.
                      Kenney served as Executive Vice President and owner of San
                      Jacinto Securities, an institutional stock brokerage firm from 1993 until February, 2009.

None of the Nominees for Director have been involved in any legal proceeding in the past 10 years.

     The Board of Directors recommends a vote FOR the election of the foregoing nominees as the Board of Directors of PHAZAR CORP.

Vote Required

         The foregoing nominees shall be elected to PHAZAR CORP's Board of Directors by a plurality of the shares of PHAZAR CORP's common stock, present in person or represented by proxy, and entitled to be voted at the meeting.

                 PROPOSAL 2: APPOINTMENT OF INDEPENDENT AUDITORS

         On April 22, 1999, the Board of Directors of PHAZAR CORP (the "Company") adopted a resolution appointing Weaver and Tidwell, L.L.P., 2821West Seventh Street, Suite 700, Fort Worth, Texas 76107 as the Company's principal accounting firm to audit the Company's financial statements.

         Subject to ratification by the stockholders, the Board of Directors appointed Weaver and Tidwell, L.L.P., independent auditors, to serve for the fiscal year ending May 31, 2011.

         Weaver and Tidwell, L.L.P. has informed management that it will send a representative to the Annual Meeting and that such representative may make a statement to the meeting if he so desires and will be available to answer any questions that might arise in connection with the audit of the Company and its subsidiaries.

   The Board of Directors recommends a vote FOR the approval and ratification of the above-referenced appointment of independent auditors.

Vote Required

         The approval of the issuance of the above-described appointment of independent auditors requires the affirmative vote of a majority of the votes cast, in person or by proxy, at the meeting. The number of shares of common stock that may be voted on this proposal is the 2,379,528 shares of common stock outstanding on the record date.

           MATTERS RELATING TO CORPORATE GOVERNANCE, BOARD STRUCTURE,
                    DIRECTOR COMPENSATION AND STOCK OWNERSHIP

Code of Ethics

         We have adopted a code of ethics that applies to all of our officers and directors. Our code of ethics has previously been filed as an exhibit to our annual report on Form 10-KSB for the year ended May 31, 2004. The text of our code of ethics is also available to stockholders on the Company's website, www.phazarcorp.com.

Director Independence

         The Board has determined that all the current members of the Board of Directors are independent as defined by NASDAQ Marketplace Rule 5605(a)(2) with the exception of Garland P. Asher. All directors serving on committees are independent.

Board Diversity Policy

         The Nominating Committee Charter does not contain a diversity factor and the Nominating Committee does not otherwise consider diversity a factor in Board of Director nominations.
                                       7

Board Leadership Structure

         The overall business and affairs of the Company are governed by the Board of Directors, which is responsible for protecting the interest of shareholders. The Directors are experienced business persons who meet throughout the year to oversee the Company's activities and review performance. The day to day operations of the Company are delegated to its officers, subject to the general supervision of the Board.

         With respect to the composition of the Board, there are currently four members, three of whom are independent; thus 75% of the Board is presently independent. The Directors have concluded that a four member Board is an appropriate size based upon the size of the Company.

         The Board of Directors has determined not to separate the Board Chairman and Chief Executive Officer functions. The Company is a small manufacturing company with a single location and the Board has determined not to have the Company provide the administrative costs and employee time to sustain a separate Chairman's office. The Company has less than $8,000,000 in annual gross revenue and its overhead costs need to be in line with its revenue and general cost structure. Should the Company's revenues and/or locations grow to the point that such overhead costs can be sustained and a separate Chairman's perspective would add sufficient value, the Board of Directors will reconsider having a separate Chairman and Chief Executive Officer.

         The Board of Directors has Board committees composed of independent directors. Each committee consists of Gary W. Havener, James Kenny, and R. Allen Wahl. The chairmen of the relevant committees are as follows:

         Nominating Committee - R. Allen Wahl
         Audit Committee - Gary W. Havener
         Compensation Committee -  R. Allen Wahl
         Executive Committee - James Kenney

Board's Role in Company's Risk Management Process

         The Company is a single location manufacturing company with less than $8,000,000 in annual revenue that has been in business for decades. The Company's Board of Directors has overall responsibility for the effective oversight of risk, whether financial, operational or strategic. This oversight function necessarily focuses on the most significant risks facing the Company and is deemed an important priority by the Board. The Board does not attempt to view in isolation the risks facing the company, but tried to consider risk holistically and as a proper component of the Company's strategy. The Board does not believe it is possible, nor even desirable, to eliminate all business risk. Rather, reasonable and fully-considered risk-taking is deemed appropriate and necessary for the Company to remain competitive in its industry.

         While the Board of Directors generally oversees risk management, the responsibility for daily managing these risks resides with the Company's management team. The Company has established numerous internal processes for identifying and managing risk including comprehensive internal and external audit processes. These processes have been designed to allow management to effectively identify and manage risks and to timely communicate the results of such activities with the Board. Management routinely communicates with the Board, its committees and individual directors, as appropriate, regarding various risks. All directors have direct and open access to the Company's executive officers and various other members of the management team.

Policy Regarding Director Attendance at Annual Stockholders Meetings

         The Board of Directors encourages directors to attend the Company's Annual Meeting of Stockholders, whether or not a meeting of the Board of Directors is scheduled for the same date of the Annual Meeting. All members of the Board of Directors attended the Company's Annual Meeting in 2009.

Board Meetings and Committees

         The Board of Directors of the Company held five meetings in the fiscal year ended May 31, 2010.

         As partial consideration for attending the PHAZAR CORP Board of Directors' meetings, Gary W. Havener, James Kenney, R. Allen Wahl, Garland P. Asher and Dennis Maunder each received 1,000 shares of PHAZAR CORP common stock. Also, as partial consideration for attending the PHAZAR CORP Audit Committee meetings, James Kenney, R. Allen Wahl and Dennis Maunder each received an additional 500 shares of PHAZAR CORP common stock and Gary W. Havener received an additional 200 shares of PHAZAR CORP common stock.

Compensation Consultants

         There were no compensation consultants engaged in determining or recommending the amount or form of executive and director Compensation during the fiscal year ended May 31, 2010.

Compensation of Directors

         Compensation for PHAZAR CORP Board members is set at $500 plus 200 shares of PHAZAR CORP common stock for each board meeting attended. Compensation for PHAZAR CORP audit committee member is set at $250 plus 100 shares of PHAZAR CORP common stock for each audit committee meeting attended. Due to the small number of shares involved as compensation for each meeting, the Company may seek to mitigate share issuance and transferability costs by accruing the liability to issue shares and then issuing share certificates for the accrued shares periodically or as demanded by the relevant director.

         The Director Compensation Table presents the full grant date fair value of stock awards made during the covered fiscal year in accordance with FASB ASC Topic 718.

         The following table provides certain summary information with respect to the named director, compensation information inclusive of fees paid to and shares awarded to, all directors of the Company for fiscal year ended May 31, 2010.

------------- ----------- ---------- ----------- --------------- ----------------- ------------ -----------
                 Fees                              Non Equity      Nonqualified
                Earned                             Incentive         Deferred
                or Paid     Stock      Options        Plan         Compensation     All Other      Total
    Name        in Cash     Awards      Awards    Compensation       Earnings      Compensation
------------- ----------- ---------- ----------- --------------- ----------------- ------------ -----------
R. Allen      $   3,750    $ 5,387     $      0      $    0           $    0          $   0      $   9,137
Wahl

------------- ----------- ---------- ----------- --------------- ----------------- ------------ -----------
James Kenney  $   3,750    $ 5,387     $      0      $    0           $    0          $   0      $   9,137

------------- ----------- ---------- ----------- --------------- ----------------- ------------ -----------
Gary W.       $   3,000    $ 4,289     $      0      $    0           $    0          $   0      $   7,289
Havener

------------- ----------- ---------- ----------- --------------- ----------------- ------------ -----------
Dennis        $  3,750     $ 5,387     $      0      $    0           $    0          $   0      $   9,137
Maunder

------------- ----------- ---------- ----------- --------------- ----------------- ------------ -----------
Garland       $  2,500     $ 3,528     $ 78,848      $    0           $    0          $   0      $  84,876
Asher

------------- ----------- ---------- ----------- --------------- ----------------- ------------ -----------

         During the fiscal year ending May 31, 2010:

  o The Company did not pay its directors perquisites and other personal benefits, or property in the amount of $ 10,000 or more;

  o The Company did not pay its directors any "gross-ups" or other similar amounts reimbursed for the payment of taxes; o The Directors did not purchase stock from the Company at a discount to market price. No compensation was paid or accrued to Directors by the Company in connection with the resignation, retirement, or termination of a director or in connection with a change of control. No consulting fees were paid, directly or indirectly, to the Directors;

  o The Company made no payments and has no obligations relating to director legacy programs or similar charitable award programs;

  o   The Company did not pay for life  insurance for the payment of a director;
      and

  o   The Company did not pay dividends or earnings on stock or option awards.

Certain Relationships and Related Party Transactions

         During the fiscal year ended May 31, 2010, we did not enter into any transactions with any of our officers, directors or shareholders owning 5% or more of our common stock or any immediate family members of such persons in which the amount involved exceeded $120,000. In addition, we are not currently planning to enter into any such transaction or series of similar transactions.


Director Nomination Process

         On November 2, 2005 the Board of Directors adopted resolutions establishing a nominating committee and approved a nominating committee formal written charter. The nominating committee did not meet during fiscal year 2010, however the committee did meet on July 21, 2010 to recommend re-election of four directors to serve for the ensuing year and until their respective successors are elected. A copy of the nominating committee's charter is available to stockholders on the Company's website, www.phazarcorp.com. The nominating committee uses established policies and procedures for director nominations. The committee identifies potential director candidates from a variety of sources, including recommendations from current Directors or management, recommendations of security holders, or any other source that the committee deems appropriate. In considering candidates for the Board of Directors, the committee evaluates the entirety of each candidate's credentials, such as (i) business or other relevant experience; (ii) expertise, skills and knowledge; (iii) integrity and reputation; (iv) the extent to which the candidate will enhance the objective of having directors with diverse viewpoints and backgrounds, (v) willingness and ability to commit sufficient time to Board responsibilities; and (vi) qualification to serve on specialized board committees (such as the Audit Committee).

         The nominating committee will consider recommendations for director candidates submitted in good faith by stockholders of the Company. A stockholder recommending an individual for consideration by the nominating committee must provide (i) evidence in accordance with Rule 14a-8 of the Exchange Act of compliance with the stockholder eligibility requirements, (ii) the written consent of the candidate(s) for nomination as a director, (iii) a resume or other written statement of the qualifications of the candidate(s) for nomination as a director and (iv) all information regarding the candidate(s) and the stockholder that would be required to be disclosed in a proxy statement filed with the SEC if the candidate(s) were nominated for election to the Board, including, without limitation, name, age, business and residence address and principal occupation or employment during the past five years. Stockholders should send the required information to the Company at 101 S.E. 25th Avenue, Mineral Wells, Texas 76067, attention: Corporate Secretary.

Nominees for Election at the 2010 Annual Meeting

         No nominee for  election to the board of  directors  at our 2010 Annual
Meeting  of   Shareholders   was   recommended  by  shareholders  or  groups  of
shareholders owning more than 5% of our common stock.

Security Ownership

         The following table sets forth the beneficial ownership of the Company's Common Stock as of September 7, 2010, (a) by each director and nominee, (b) by the named executive officers, and (c) by all persons known to the Company to be the beneficial owners of more than 5% of the Company's Common Stock and (d) all directors and executive officers as a group.

Name and Address                    Shares Owned Directly          Percent of
of Beneficial Owners (1)            and Indirectly                 Class (2)
------------------------            ---------------------          ---------
Gary W. Havener   (3)                151,150                        6.35%
Sinan Corp.
P.O. Box 121969
Fort Worth, TX 76121

R. Allen Wahl                          1,000                        0.04%
13 Collinway Place
Dallas, TX 75230

James Kenney                           8,500                        0.35%
4131 N. Central Expressway,
Suite 930
Dallas, TX 75204

Garland P. Asher                      42,415                        1.78%
101 S.E. 25th Avenue
Mineral Wells, TX 76067

Deborah A. Inzer                       3,000                        0.13%
Antenna Products Corporation
101 S.E. 25th Avenue
Mineral Wells, TX 76067

All directors and officers           206,065                        8.66%
of PHAZAR CORP
as a group (five persons)

Clark D. Wraight  (4)                132,020                        5.55%
301 NW 4th Avenue
Mineral Wells, TX 76067

  (1) The persons named herein have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and subject to the Texas laws for personal holding companies, as applicable.

  (2)   Based on total outstanding shares of 2,379,528 as of September 7, 2010.

  (3) Sinan Corp., wholly owned by Mr. Havener and his children, owns of record 100,000 of these shares representing 4.21% of the total outstanding shares. Mr. Havener as President of Sinan Corp. has sole voting and investment power with respect to all shares of common stock shown as beneficially owned by Sinan Corp.

  (4) Mr. Wraight, former Director and Vice President owns of record 132,020 of these shares representing 5.55% of the total outstanding shares.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission (the "SEC"). Such officers, directors and ten-percent shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, during the fiscal year ended May 31, 2010; all Section 16(a) filing requirements applicable to its officers, directors and ten-percent shareholders have been filed.




                             EXECUTIVE COMPENSATION

         The individuals who served as the Company's President, Chief Executive Officer and Chief Financial Officer during fiscal year 2010 are referred to as the "named executive officers" throughout this proxy statement.

Compensation Table

         The following table provides certain summary information concerning compensation awarded to, earned by or paid to the Chief Executive Officer and other named executive officers and directors of the Company whose total annual salary exceeded $100,000 (collective, the "named officers") for fiscal year ended May 31, 2010.

                           SUMMARY COMPENSATION TABLE

                                                                  Non-Equity   Non-qualified
                                                                  Incentive      Deferred
     Name &        Fiscal                      Stock    Option       Plan      Compensation   All Other
    Position        Year     Salary    Bonus   Awards   Awards   Compensation    Earnings    Compensation   Total
    --------        ----      ($)       ($)      ($)      ($)        ($)           ($)           ($)         ($)
       (a)          (b)       (c)       (d)      (e)      (f)        (g)           (h)           (i)         (j)
------------------ ------- ----------- ------- -------- -------- ------------- ------------- ------------- --------
Garland P.           2010  $189,520(1)   $  0    $  0   $78,848     $      0      $      0    $      0     $268,368
Asher                2009  $117,802(1)   $  0    $  0   $     0     $      0      $      0    $  9,380     $127,182
  President and
  CEO

Clark D. Wraight     2009  $138,353(1)   $  0    $  0   $     0     $      0      $      0    $ 50,000     $188,353
  Former Vice
  President

Deborah A. Inzer     2010  $115,000(2)   $  0    $  0   $     0     $      0      $      0    $      0     $115,000
  CFO                2009  $115,075(2)                  $     0                               $      0     $115,075

  (1)   Annual Compensation - President and CEO, Antenna Products Corporation

  (2)   Annual   Compensation  -  Chief  Financial  Officer,   Antenna  Products
        Corporation

Summary Compensation Table Narrative

         The Summary Compensation Table presents the full grant date fair value of stock awards made during the covered fiscal year in accordance with FASB ASC Topic 718.

         Garland P. Asher received a salary of $189,520 for fiscal year 2010. He also may receive a discretionary cash bonus as determined by the Compensation Committee. In the fiscal year ending May 31, 2010, Mr. Asher did not receive a cash bonus. The contract with Mr. Asher was Exhibit 10(b) to the Company's Form 10-Q for the period ending November 30, 2008 filed on January 14, 2009. Mr. Asher has 30,000 vested stock options priced at $4.12. He also has 130,000 unvested stock options that vest provided the Company meets annual sales and pretax income designations. The options immediately vest upon the sale or merger of the Company. The options were issued under the Company's 2006 equity compensation plan.

         Deborah A. Inzer receives a salary of $115,000 per year. She also may receive a discretionary cash bonus as determined by the Compensation Committee. In the fiscal year ending May 31, 2010, Ms. Inzer did not receive a cash bonus. In 2008, the Board approved options for Ms. Inzer to purchase 30,000 shares of common stock at $5.70 per share. The options are exercisable at a rate of 6,000 shares per year over a five year period. No options have been exercised. The options expire on March 23, 2018, or the earlier of the employee's last day of employment. The options immediately vest upon the sale of merger of the Company. The options were issued under the Company's 2006 equity compensation plan.

         Garland P. Asher's contract with the Company (filed as Exhibit 10(b) to the Company's Form 10-Q for the period ending November 30, 2008 filed on January 14, 2009) provided for 160,000 stock options priced at $4.12 with a designated vesting schedule. On September 10, 2009, the Board of Directors amended Mr. Asher's employment agreement and provided for the vesting of 30,000 options priced at $4.12. The remaining 130,000 options shall vest and become exercisable contingent upon the Company achieving certain revised sales and pretax income levels over a five year period. Said options have not been exercised. Other than as disclosed above, the Board of Directors or Compensation Committee did not modify or waive any other provision of Mr. Asher's and Ms. Inzer's options or other equity-based awards during the fiscal year ending May 31, 2010. Mr. Asher and Ms. Inzer do not participate in a non-equity incentive plan or non-qualified deferred compensation plan other than as disclosed above. Mr. Asher and Ms. Inzer are eligible to participate in the deferred compensation plan available to all Company employees. They do not participate in any other tax-qualified defined benefit plans, supplemental executive retirement plans, tax-qualified defined contribution plans and nonqualified defined contribution plans.

                  OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

                                                                                                                          Equity
                                                                                                             Equity      Inventive
                                                                                                            Incentive      Plan
                                    Equity         Equity                                                     Plan        Awards:
                                   Incentive     Incentive                                                   Awards:     Market or
                                  Plan Awards   Plan Awards:                                     Market     Number of     Payout
                                   Number of     Number of                                       Value of   Unearned     Value of
                                  Securities     Securities                          Number of   Shares or   Shares,     Unearned
                    Number of     Underlying     Underlying                          Shares or   Units of   Units or      Shares,
                    Securities                                                       Units of    Stock        Other      Units or
                    Underlying    Unexercised   Unexercised   Option                Stock That   That        Rights     Other Rights
                   Unexercised     Unearned       Unearned    Exercise  Option       Have Not    Have Not   That Have    That Have
     Name &          Options        Options       Options      Price    Expiration    Vested      Vested   Not Vested    Not Vested
    Position           (#)            (#)           (#)         ($)        Date         (#)        ($)         (#)          ($)
       (a)             (b)            (c)           (d)         (e)        (f)          (g)        (h)         (i)          (j)
------------------ ------------- -------------- ------------- --------- ----------- ------------ --------- ------------ ------------
 Garland P.        $ 160,000(i)             0             0    $ 4.12  09/08/2018      130,000  $403,000            0      $     0
    Asher
    President
    and CEO

 Deborah A. Inzer  $  30,000(ii)            0             0    $ 5.70  03/23/2018       18,000   $55,800            0      $     0
    CFO

(i) Mr. Asher has 160,000 stock options priced at $4.12, of which, 30,000 are vested and 130,000 unvested options that vest provided the Company meets annual sales and pretax income designations. No options have been exercised. The options immediately vest upon the sale or merger of the Company.

(ii) Ms. Inzer has 30,000 options granted in March, 2008 and priced at $5.70 per share. The options are exercisable at a rate of 6,000 shares per year over a five year period. No options have been exercised. The options immediately vest upon the sale or merger of the Company.

                             AUDIT COMMITTEE REPORT

         PHAZAR CORP has an audit committee, nominating committee and compensation committee, each consisting of three Directors, R. Allen Wahl, James Kenney and Gary W. Havener. Each member of the committees is independent under the rules of the NASDAQ Stock Market.

         The Audit Committee acts under a written charter, which sets forth its responsibilities and duties, as well as requirements for the committee's composition and meetings. A copy of the charter is available to stockholders on the Company's website, www.phazarcorp.com. The Board of Directors has determined that Gary W. Havener is an "audit committee financial expert" under the rules of the Securities and Exchange Commission. Mr. Havener is Chairman of the Audit Committee.

         The Audit Committee held five meetings in fiscal year 2010 and has:

         -> reviewed and discussed the audited financial statements with the Company's management; and

         -> discussed with Weaver & Tidwell, L.L.P., independent accountants for the Company, the matters required to be discussed by Statement on Auditing Standards No. 61, communication with audit committees, as amended.

         The Audit committee has received from Weaver & Tidwell, L.L.P. the written disclosures and the letter required by independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and the Committee has discussed with Weaver & Tidwell, L.L.P., that firm's independence.

         Based upon these discussions with management and the independent accountants, the Audit Committee recommended to the Board of Directors of the Company that the audited consolidated financial statements for the Company be included in the Company's Annual Report on Form 10-K for the fiscal year ended May 31, 2010 for filing with the Securities and Exchange Commission.
                                       15

                     RELATIONSHIP WITH INDEPENDENT AUDITORS
AUDIT FEES

General

         During fiscal year 2010, the Company paid Weaver & Tidwell, L.L.P. fees in the aggregate amount of approximately $70,550. Of this amount, all were fees for the fiscal year 2009 year end audit and quarterly services for fiscal year 2010.

Financial Information Systems Design and Implementation Fees

         Weaver & Tidwell, L.L.P. did not render any services related to financial information systems design and implementation during fiscal year 2010.

All Other Fees

         There were no fees billed for other services rendered by Weaver & Tidwell, L.L.P. for fiscal year 2010.

                  SHAREHOLDER PROPOSALS FOR 2011 ANNUAL MEETING

         In order for a recommendation to be considered by the Company for the 2011 Annual Meeting of Stockholders, the Company's Corporate Secretary must receive the recommendation no later than 5:00 p.m. local time on June 30, 2011. Such recommendations must be sent via registered, certified or express mail (or other means that allows the stockholder to determine when the recommendation was received by the Company). The Company's Corporate Secretary will send properly submitted stockholder recommendations to the nomination committee for consideration at a future meeting. Individuals recommended by stockholders in accordance with these procedures will receive the same consideration as other individuals evaluated by the nominating committee.

                               PROXY SOLICITATION

         The cost of soliciting proxies will be borne by the Company including expenses in connection with the preparation and mailing of this proxy statement and all papers, which now accompany or may hereafter supplement it. The solicitation will be made by mail. The Company will also supply brokers or persons holding stock in their names or in the names of their nominees with such number of proxies, proxy material and annual reports as they may require for mailing to beneficial owners, and will reimburse them for their reasonable expenses.
                                VOTING SECURITIES

         A stockholder may revoke a proxy at any time prior to its use. If it is signed properly by the stockholder and is not revoked, it will be voted at the meeting. If a stockholder specifies how the proxy is to be voted with respect to any of the proposals for which a choice is provided, the proxy will be voted in accordance with such specifications. If a stockholder fails to so specify with respect to such proposals, the proxy will be voted FOR management's nominees listed below under Election of Directors and the ratification of the appointment of Weaver and Tidwell, L.L.P.

         Only  stockholders  of record at the close of business on  September 7,

2010 will be entitled to vote at the meeting. The total number of issued and outstanding shares of common stock of the Company, $0.01 par value, ("Common Stock") as of September 7, 2010 is 2,379,528, shares, each share having one vote. There are no other issued or authorized classes of stock of the Company.

         Only votes cast in person or by proxy will be counted at the meeting. Abstentions, if any, will be reflected in the minutes of the meeting.

                    STOCKHOLDER COMMUNICATIONS WITH DIRECTORS

     A stockholder may communicate directly with the Board of Directors or a committee of the Board of Directors by writing to PHAZAR CORP's Secretary, PHAZAR CORP, 101 SE 25th Avenue, Mineral Wells, Texas 76067. PHAZAR CORP's Secretary will then forward your questions or comments directly to the Board unless the communication is frivolous or includes advertising, solicitation for business, requests for employment, requests for contribution or a communication of a similar nature.

     The Secretary will send a written acknowledgement to a stockholder upon receipt of his or her communication submitted in accordance with the provisions set forth in this proxy statement unless the communication is frivolous or includes advertising, solicitation for business, requests for employment, requests for contribution or a communication of a similar nature. A stockholder wishing to contact the directors may do so anonymously; however, stockholders are encouraged to provide the name in which PHAZAR CORP's shares of stock are held and the number of such shares held.

     The following communications to the directors will not be considered a stockholder communication: (i) communication from a PHAZAR CORP officer or director; (ii) communication from a PHAZAR CORP employee or agent, unless submitted solely in such employee's or agent's capacity as a stockholder; and
(iii) any stockholder proposal.

                                  OTHER MATTERS

         The Board of Directors knows of no business other than that set forth in Proposals 1 and 2 of the Notice of Annual Meeting of Stockholders that is expected to be brought before the meeting. However, if any other matters, not now known or determined, come before the meeting, the persons named in the proxy furnished herewith will vote according to their best judgment in the interest of the Company.

         Insofar as any of the information in the Proxy Statement may rest particularly within the knowledge of persons other than the Company, the Company relies upon information furnished by others for the accuracy and completeness thereof.
                                              By Order of the Board of Directors

                                              /s/DEBORAH A. INZER
                                              ----------------------------
                                              Corporate Secretary
                                              September 10, 2010

         Whether or not you plan to attend the meeting, please mark, date and sign the enclosed proxy exactly as your name appears thereon and mail it promptly in the enclosed envelope to:

                                   PHAZAR CORP
                                 Proxy Services
                        %Computershare Investor Services
                                  P O Box 43126
                           Providence, RI. 02940-3126

-------------------------------------------------------------------------------
                                   PHAZAR CORP
                               101 SE 25th Avenue
                           Mineral Wells, Texas 76067
             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
   PROXY               PHAZAR CORP FOR THE ANNUAL MEETING
                               ON OCTOBER 12, 2010
The undersigned hereby constitutes and appoints Garland P. Asher his true and lawful agents and proxies with full power of substitution in each, to represent and to vote, as designated on this proxy card, all of the shares of common stock of PHAZAR CORP held of record by the undersigned on September 7, 2010, at the Annual Meeting of Stockholders to be held at 10:00 a.m. CDT at the National Depository Office, 405 W. Loop 820 South, Suite 100, Fort Worth, Texas, on Tuesday, October 12, 2010, and at any adjournments or postponements thereof, on all matters coming before said meeting, and especially to vote on the items of business specified herein, as more fully described in the notice of the meeting dated September 16, 2010 and the proxy statement accompanying such notice.
--------------------------------------------------------------------------------
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, EXCEPT AS SET FORTH BELOW, THIS PROXY WILL BE VOTED (I) FOR ALL THE NOMINEES FOR DIRECTOR, (II) FOR THE RATIFICATION AND APPROVAL OF THE APPOINTMENT OF WEAVER AND TIDWELL, LLP AS THE INDEPENDENT AUDITOR, AND (III) IN THE DISCRETION OF THE PROXY OR PROXIES, ON ANY OTHER BUSINESS THAT PROPERLY COMES BEFORE THE MEETING.
--------------------------------------------------------------------------------
YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOX BUT, YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.


                                           VOTE BY MAIL
                                           Mark,  sign and date your  proxy card
                                           and  return  it in  the  postage-paid
                                           envelope  we have  provided or return
                                           it to PHAZAR  CORP,  Proxy  Services,
                                           %Computershare Investor Services, P O
                                           Box 43126, Providence RI. 02940-3126

TO VOTE, MARK BLOCKS BELOW IN BLUE OR                      KEEP THIS PORTION FOR
BLACK INK AS FOLLOWS:                                               YOUR RECORDS

                                                          DETACH AND RETURN THIS
                                                                    PORTION ONLY
 THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PHAZAR CORP

    Vote on Directors

    Proposal 1--Election of
    Directors:
                                                                To withhold
                                                                authority to
                                                                vote for any
                                                                individual
    Nominees:         For All   Withhold All   For All Except   nominee(s), mark
                         _          _                _
                        |_|        |_|              |_|         "For All Except"
                                                                and  write the
                                                                number(s) of the
                                                                nominee(s) on
                                                                the line below.
   1) Garland P. Asher
   2) Gary W. Havener
   3) R. Allen Wahl
   4) James Kenney
--------------------------------------------------------------------------------


Vote on Proposals                                          For  Against  Abstain
                                                            _      _       _
   Proposal  2--Approval and ratification of Weaver and    |_|    |_|     |_|
   Tidwell, LLP as PHAZAR CORP's independent auditor.


Note: Please mark, date and sign this proxy card and return it. Please sign as your name appears hereon. If shares are registered in more than one name, all owners should sign. If signing in a fiduciary or representative capacity, please give full title and attach evidence of authority. Corporations please sign with full corporate name by a duly authorized officer and affix corporate seal.


                                                Yes      No
Please indicate if you plan to attend this       _       _
meeting.                                        |_|     |_|



---------------------------  ----------    -------------------------  ----------
Signature                       Date       Signature (Joint Owners)      Date